EXHIBIT 10.27(a)

LINE OF CREDIT AND SECURITY AGREEMENT MODIFICATION AGREEMENT #2

THIS LINE OF CREDIT AND SECURITY AGREEMENT MODIFICATION AGREEMENT (this “Agreement”) is made as of August 13, 2021, between and among GOLD LEAF DISTRIBUTION LLC., (the “Borrower”), and Robert Clark (the “Lender”).

WITNESSETH:

WHEREAS, the Lender and the Borrower entered into that certain Line of Credit and Security Agreement dated as of August 29, 2019 (the “LOC Agreement”), which LOC Agreement evidenced a revolving line of credit and the obligation of the Borrower thereunder to repay to the Lender the principal sum of up to Two Hundred Thousand dollars ($200,000.00) (the “Commitment Amount”) plus interest, fees and costs; and

WHEREAS, the Lender has requested that Lender modify the LOC Agreement to extend the Due Date as follows: the full balance on this Note, including any accrued interest and late fees, is due and payable on the 29th day of August, 2022; and

WHEREAS, the Borrower is willing to grant such request, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the LOC Agreement.

2. Amendment to LOC Agreement. The LOC Agreement is hereby modified and amended as follows:

The full balance on this Note, including any accrued interest and late fees, is due and payable on the 29th day of August, 2022

3. Effectiveness. The modifications provided in paragraph 2 hereof shall be effective as of August 29, 2021.

4. Reaffirmation of LOC Agreement. All other provisions of the LOC Agreement shall continue to be in effect. [Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, Borrower and the Lender have caused their duly authorized officers to set their hands and seals as of the day and year first above written.

Borrower:	GOLD LEAF DISTRIBUTION LLC

By:	/S/ Robert Clark	Date: 8/13/2021
Name:	Robert Clark
Its:	CEO

Lender:	ROBERT CLARK

By:	/S/ Robert Clark	Date: 8/13/2021
Name:	Robert Clark